Loan Commitments and Standby Letters of Credit	12 Months Ended
Dec. 31, 2014
Guarantees [Abstract]
Loan Commitments and Standby Letters of Credit
Loan Commitments and Standby Letters of Credit

Loan commitments are made to accommodate the financial needs of the Bank's customers. Standby letters of credit commit the Bank to make payments on behalf of customers when certain specified future events occur. They primarily are issued to facilitate a customers' normal course of business transactions. Standby performance letters of credit are written conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Almost all of the Company's standby letters of credit have expired unfunded.

The credit risk associated with letters of credit is essentially the same as that of traditional loan facilities and are subject to the Bank's normal underwriting and credit policies. Since the majority of the commitments are expected to expire without being drawn upon, the total commitment amount does not necessarily represent future funding requirements. Commitments generally have fixed expiration dates or other termination clauses. Management believes that the proceeds obtained through a liquidation of collateral, the enforcement of guarantees and normal collection activities against the borrower would be sufficient to cover the potential amount of future payment required under the corresponding letters of credit.

The Bank does not issue any guarantees that would require liability recognition or disclosure, other than standby letters of credit. There was no liability for guarantees under standby letters of credit as of December 31, 2014 and December 31, 2013.

In addition to standby letters of credit, in the normal course of business there are unadvanced loan commitments. At December 31, 2014, the Company had $637.1 million in total unused commitments, including the standby letters of credit. Management does not anticipate any material losses as a result of these transactions.
The Company's maximum exposure to credit loss for loan commitments (unfunded loans and unused lines of credit, including home equity lines of credit) and standby letters of credit outstanding were as follows:

	December 31,
(in thousands)	2014	2013
Unfunded commitments of existing commercial loans	$471,372	$385,674
Unfunded commitments of existing consumer/residential loans	112,145	106,024
Standby letters of credit	34,559	37,217
Commitments to grant loans	19,064	32,077
Total	$637,140	$560,992